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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

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                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report
              (Date of earliest event reported): October 1, 1999

                       BEI MEDICAL SYSTEMS COMPANY, INC.
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            (Exact name of registrant as specified in its charter)


                  Delaware                                 0-17885
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           (State of incorporation)               (Commission File Number)

                                  71-0455756
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                       (IRS Employer Identification No.)

100 Hollister Road Teterboro, New Jersey                   07608
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(Address of principal executive offices)                 (zip code)

                                (201) 727-4900
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             (Registrant's telephone number, including area code)

                                       1.
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Item 5.  Other Events.

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the asset purchase transaction (the "Asset Sale") involving BEI Medical Systems Company, Inc., a Delaware corporation (the "Company"), and CooperSurgical Acquisition Corp., a Delaware corporation (the "Purchaser"), as scheduled, if at all, and those associated with the Company's business if the Asset Sale is consummated. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about the Company and risks arising in investing in the Company, investors are directed to the Company's most recent report on Form 10-K and most recent report on Form 10-Q as filed with the Securities and Exchange Commission (the "SEC"). For more information about the risks associated with completion or failure to complete the Asset Sale, investors are directed to the Company's proxy statement relating to the Asset Sale as filed with the SEC on October 8, 1999.

     The Company engages in the business of developing, manufacturing, marketing and servicing a broad array of advanced systems and devices for diagnostic and therapeutic procedures in the medical fields of gynecology and gastroenterology (the "Base Business"). On October 1, 1999, the Company entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with CooperSurgical Acquisition Corp., a Delaware corporation (the "Purchaser") pursuant to which the Company agreed to sell to the Purchaser the Base Business. The Base Business constitutes a substantial portion of the Company's assets. The Company will retain its business relating to its Hydro ThermAblator product.

     The aggregate cash consideration to be paid by the Purchaser to the Company under the Asset Purchase Agreement is up to $11,206,600 subject to purchase price adjustments to be made at and following the closing of the Asset Sale (the "Closing"). In addition, the Purchaser will: (a) assume up to $350,000 of specified liabilities of the Company, (b) assume liabilities under certain contracts of the Company and (c) forgive royalty payments, which may be due to it in the future from the Company, in an amount of up to $100,000.

     At the Closing, the Company will receive a total consideration of up to $11,206,600 in cash, subject to:

          -- a dollar-for-dollar downward adjustment if the inventory and net receivables of the Company on the date of the Closing (the "Closing Date"), as reflected in a balance sheet prepared by the Company after the Closing, are in the aggregate less than $3,600,000;

          -- a dollar-for-dollar upward adjustment if the inventory and net receivables of the Company on the Closing Date, as reflected in a balance sheet prepared by the Company after the Closing, are in the aggregate greater than $3,750,000;

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          --   a downward adjustment based on a complex valuation matrix which is dependent upon both (a) the Company's sales for the nine month period ended October 2, 1999, on an annualized basis, and (b) the sales mix of the Base Business during the same nine month period;

          -- a dollar-for-dollar upward adjustment to the extent the amount of the liabilities being assumed by the Purchaser is less than $350,000; and

          -- a downward adjustment if certain customers indicate that they will not continue after the Closing to purchase products that are included in the product lines being sold in the Asset Sale based upon the sales to these customers as included in the sales valuation matrix mentioned above.

     In connection with the Asset Sale, the Company has agreed to provide certain transition services to the Purchaser pursuant to a transition agreement. Under the transition agreement, for three months following the Closing (and at the Purchaser's option, for up to an additional three months), the Company will operate on behalf of the Purchaser certain aspects of the Base Business. Under the transition agreement, the Company is obligated to do the following:

          -- pay approximately $210,000 in connection with severance payments, bonuses and other costs associated with the transition services to be provided by the Company to the Purchaser; and

          -- provide the first $245,000 of products and services to the Purchaser without cost for transition services.

     The Company will recognize a gain on the Asset Sale, but anticipates that, for Federal and New Jersey state tax purposes, it will have net operating losses in amounts sufficient to offset such taxable gain. However, the Company may be required to pay alternative minimum tax and sales tax as a result of the Asset Sale. The Asset Sale will not have a tax consequence for stockholders of the Company.

     The Asset Sale will be accounted for as a sale of assets in accordance with generally accepted accounting principles. The Company will recognize a gain for book purposes based upon the excess net proceeds to be received under the Asset Purchase Agreement over the book value of the net assets sold.

     The Asset Sale is subject to approval by the stockholders of the Company and other customary closing conditions. Further, the Company and the Company's Chief Executive Officer are required to enter into noncompetition agreements as conditions to Closing.

     The foregoing summary of certain principal terms of the Asset Purchase Agreement and related agreements do not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is hereby incorporated by reference herein.

     A copy of the press release issued by the Company on October 4, 1999 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

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     A proxy statement relating to a vote of the Company's stockholders on the
Asset Sale was filed with the SEC on October 8, 1999.

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

               Not applicable.

     (b)  Pro forma financial information.

               Not applicable.

     (c)  Exhibits

       2.1 Asset Purchase Agreement by and between BEI Medical Systems Company, Inc., a Delaware corporation (the "Company") and CooperSurgical Acquisition Corp., a Delaware corporation, dated October 1, 1999.

       99.1    Press Release of the Company.

                                       4.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BEI Medical Systems Company, Inc.

                              /s/  Thomas W. Fry
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                              By:    Thomas W. Fry
                              Title: Vice President, Finance and
                                     Administration, Treasurer and Secretary


Dated: October 14, 1999

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Exhibit Number      Exhibit Description

     2.1 Asset Purchase Agreement by and between BEI Medical Systems Company, Inc., a Delaware corporation (the "Company") and CooperSurgical Acquisition Corp., a Delaware corporation, dated October 1, 1999.

     99.1           Press Release of the Company.

                                       6.